IVA Worldwide Fund	Summary Prospectus

Class A (IVWAX)	Class C (IVWCX)	Class I (IVWIX)	January 31, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.ivafunds.com. You can also get this information at no cost by calling (866) 941-4482, sending an e-mail request to info@ivafunds.com or asking your financial consultant. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2013, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The IVA Worldwide Fund (the “Worldwide Fund”) will seek long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Worldwide Fund. You may qualify for a sales charge discount on Class A shares of the Worldwide Fund if you or your family invest at least $25,000 in one or more Funds that are series of the IVA Funds. More information about discounts is available from your financial consultant and in Distribution Arrangements starting on page 17 of the Prospectus.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price) (on Class A purchases of $1 million or more)	0.75%	1.00%	None

Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Class Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%	0.90%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses	0.13%	0.13%	0.13%

Total Annual Fund Operating Expenses	1.28%	2.03%	1.03%

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Example

This Example is intended to help you compare the costs of investing in the Worldwide Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Worldwide Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Worldwide Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$624	$885	$1,166	$1,967

Class C Shares	$306	$636	$1,093	$2,358

Class I Shares	$105	$328	$569	$1,260

You would pay the following expenses if you did not redeem your Class C shares of the Worldwide Fund:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$206	$636	$1,093	$2,358

Portfolio Turnover

The Worldwide Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Worldwide Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Worldwide Fund’s performance. During the most recent fiscal year, the Worldwide Fund’s portfolio turnover rate was 27.9% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the Worldwide Fund primarily seeks investment opportunities in companies of any capitalization that International Value Advisers, LLC, the Fund’s investment adviser (the “Adviser”), believes have fundamental value, financial strength and stability. The Worldwide Fund may, however, invest in companies with fundamental value that do not have the other characteristics.

The Adviser, under normal market conditions, will invest no less than 30%, although it intends to invest at least 40%, of the Worldwide Fund’s total assets in equity and debt securities issued by foreign companies and governments. The Adviser may invest the Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, as well as in companies operating in developed countries, such as those of the U.S., Canada, Japan and Western Europe.

The Worldwide Fund identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. For these reasons, the Worldwide Fund may seek investments in the equity securities of companies in industries that the Adviser believes to be temporarily depressed. The Worldwide Fund determines an issuer’s economic ties to a particular country based on the location where such issuer is headquartered or incorporated, and the location from where the issuer derives at least 50% of its revenues or profits, if such location is other than the location where such issuer is headquartered or incorporated.

Under normal circumstances, no one position in equity securities will exceed 5% of the total assets of the Worldwide Fund at the time of investment. If the Worldwide Fund’s position in one of the below referenced securities exceeds 5% of the Worldwide Fund’s total assets after the time of investment, the Worldwide Fund may continue to hold such securities.

As part of its principal investment strategies, the Worldwide Fund intends to invest in: (a) foreign and domestic common and preferred equity securities and American Depositary Receipts (“ADRs”); (b) foreign and domestic fixed income securities; and (c) precious metals, primarily through gold bullion and gold mining securities. The Fund may invest in fixed income securities of any credit quality, including those rated investment grade (rated in one of the four highest ratings categories by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) and those considered high-yield and rated below investment grade (rated Ba or lower by Moody’s or BB or lower by S&P, commonly referred to as “junk bonds”). Under normal circumstances, the Worldwide Fund will invest in the following fixed income securities: notes, bills and debentures, bank debt obligations and structured notes, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities and structured notes (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by supranational organizations and sovereign debt securities. Any investments in unrated bonds will be evaluated by the Adviser to determine the comparative credit quality of the unrated debt. In selecting debt securities to achieve the Worldwide Fund’s investment objective, the Adviser will consider the likelihood of default and the potential for capital appreciation. The Worldwide Fund may purchase precious metals in any form (bullion and coins or contract form). The Fund intends, however, to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds.

The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

The Worldwide Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The Worldwide Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for speculative (i.e., non-hedging) purposes. The Worldwide Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the Worldwide Fund, and the Fund’s performance could trail that of other investments. The Worldwide Fund is subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the Fund’s net asset

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value (“NAV”), yield, total return and ability to meet its investment objective. An investment in the Worldwide Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Debt Securities Risk. Risks associated with investments in fixed income securities include credit risk, interest rate risk, liquidity risk and the risk of default, particularly with respect to high yield securities.

Derivative Investment Risk. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, foreign exchange risk and management risk. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Worldwide Fund may lose more money than it invested in the derivative. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Markets Risk. Securities listed and traded in emerging markets are subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries.

Foreign Securities Risk. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investment Style Risk. The returns from the types of securities in which the Worldwide Fund invests may underperform  returns from the various general securities markets or different asset classes. This may cause the Worldwide Fund to underperform other investment vehicles that invest in different asset classes.

Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities or instruments of smaller, less-well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Worldwide Fund.

Large-Capitalization Investing. Large-capitalization stocks as a group could fall out of favor with the market, causing the Worldwide Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Risk. This is the risk that the Worldwide Fund’s investment strategy, the implementation of which is subject to a number of internal and external constraints, may not produce the desired results, including the risk that the Worldwide Fund’s portfolio managers’ judgments about asset allocations may not be correct and could adversely affect the Worldwide Fund’s performance.

Precious Metals Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Rule 144A Securities Risk. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by the Worldwide Fund.

Small and Mid-Capitalization Investing. The securities of small- and mid-capitalization companies may be subject to more unpredictable price changes than securities of larger companies or the market as a whole.

Stock Market Risk. The trading prices of equity securities fluctuate in response to a variety of factors. These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole. The Worldwide Fund’s NAV, like stock prices generally, will fluctuate within a wide range in response to these factors. As a result, an investor in the Worldwide Fund could lose money over short or even long periods.

Tax Risks. To qualify as a regulated investment company for income tax purposes, income derived from investing or trading in precious metals, together with any other non-qualifying income received by the Worldwide Fund in any tax year, must not exceed 10% of the Worldwide Fund’s gross income for such year. If the Worldwide Fund fails to meet these requirements, it would: (i) not qualify as a regulated investment company; (ii) incur regular corporate income tax on its taxable income for that year; (iii) lose its deduction for dividends paid to shareholders; and (iv) be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Worldwide Fund to its shareholders would be treated as dividend income. This tax requirement may cause the Worldwide Fund to hold or sell precious metals or securities when it would not otherwise do so.

U.S. Government Regulation Risk. The 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has resulted in significant revisions of the U.S. financial regulatory framework. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Worldwide Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

Performance

The bar chart and table below provide some indication of the risks of investing in the Worldwide Fund by illustrating the variability of the Worldwide Fund’s returns during the years since inception. The bar chart shows the returns for Class A shares of the Worldwide Fund for the last four calendar years. The table shows how the Worldwide Fund’s average annual total

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returns for certain time periods compare to those of a broad-based securities market index. The returns in the bar chart are for Class A Shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The Worldwide Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Worldwide Fund performance can be obtained by visiting www.ivafunds.com or by calling (866) 941-4482 (toll free).

Year by Year Returns (Years Ended December 31)

The best calendar quarter return during the period shown above was 14.53% in the second quarter of 2009; the worst was -10.18% in the third quarter of 2011.

After-tax returns in the table below are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only, and the after-tax returns for Class C and Class I will vary. After-tax returns for Class A reflect a sales charge.

Average Annual Total Returns
(for the periods ended December 31, 2012)

		Life of Fund
	One Year	(October 1, 2008)
IVA Worldwide Fund - Class A

Return Before Taxes	1.29%	9.47%

Return After Taxes on Distributions	0.99%	8.69%

Return After Taxes on Distributions and Sale of Fund Shares	1.57%	7.98%

IVA Worldwide Fund - Class C

Return Before Taxes	4.75%	9.78%

IVA Worldwide Fund - Class I

Return Before Taxes	6.89%	11.05%

MSCI All Country World Index (Net) (reflects no deduction for fees, expenses, or taxes)	16.13%	5.72%

Investment Adviser

International Value Advisers, LLC is the investment adviser of the Worldwide Fund.

Portfolio Managers

Charles de Vaulx and Charles de Lardemelle are primarily responsible for the day-to-day management of the Worldwide Fund. Mr. de Vaulx also serves as Chief Investment Officer of the Adviser. Both portfolio managers supervise an investment team comprised of analysts and traders. Messrs. de Vaulx and de Lardemelle have been portfolio managers of the Worldwide Fund since its inception.

Buying and Selling Fund Shares

As of the close of business on February 18, 2011, Class A, Class C and Class I shares of the Fund are closed to new investors, subject to the limited exceptions described in the “Shareholder Information” section of the Prospectus. You may redeem shares of the Fund, and if the Fund generally opens to new investors or for investors eligible for the limited exceptions from the Fund’s close, you may purchase shares of the Fund each day the New York Stock Exchange (the “NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or contact IVA Funds by telephone at (866) 941-4482, by regular mail to IVA Funds, P.O. Box 8077, Boston, MA 02266-8077, by express, certified or registered mail to IVA Funds c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021, or by the Internet at www.ivafunds.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Funds may reduce or waive the minimums in some cases:

	Class A	Class C	Class I
Minimum Initial Investment	$5,000 for all accounts except IRAs, which require a minimum initial investment of $1,000	$5,000 for all accounts except IRAs, which require a minimum initial investment of $1,000	$1,000,000 for all accounts

Minimum Additional Investment	$100 for all accounts	$100 for all accounts	$100 for all accounts

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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